UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2017

Fifth Street Senior Floating Rate Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35999	61-1713295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Putnam Avenue, 3rd Floor, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 681-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2017, the Board of Directors of Fifth Street Senior Floating Rate Corp. (the “Company “) appointed Bernard D. Berman as Chief Executive Officer, effective as of such date. Mr. Berman was also appointed as Chief Executive Officer of Fifth Street Finance Corp. (“FSC”), effective as of April 4, 2017.

Mr. Berman, 46, has served as a director of the Company since May 2013 and as Chairman of the Company’s Board of Directors since January 2014. Mr. Berman also served as president of the Company from May 2013 to January 2014. Mr. Berman has also been a member of the board of directors of FSC since February 2009 and the chairman of FSC’s board since September 2014. He was also FSC’s president from February 2010 to September 2014, secretary from October 2007 to September 2014, and chief compliance officer from April 2009 to May 2013. From September 2014 until his resignation in June 2015, Mr. Berman served on the board of directors of Fifth Street Asset Management Inc. (“FSAM”), the publicly traded asset manager that indirectly owns Fifth Street Management LLC (“Fifth Street Management”), the Company’s investment adviser. Mr. Berman also serves as the co-president and chief compliance officer of FSAM. Mr. Berman also serves as the president of Fifth Street Management and serves on its executive committee. Prior to joining the group of affiliated companies, including the Company’s investment adviser in 2004, Mr. Berman was a corporate attorney from 1995 to 2004, during which time he negotiated and structured a variety of investment transactions. Mr. Berman received a J.D. from Boston College Law School and a B.S. in Finance from Lehigh University.

There are no arrangements or understandings between Mr. Berman and any other persons pursuant to which he was selected as an officer. There are no current or proposed transactions between the Company and Mr. Berman or his immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

The Company issued a press release on April 5, 2017 to announce Mr. Berman’s appointment as Chief Executive Officer, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1       Press release dated April 5, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH STREET SENIOR FLOATING RATE CORP.
Date: April 5, 2017	By:	/s/ Kerry S. Acocella
Name: Kerry S. Acocella Title: Chief Compliance Officer